UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 4, 2019

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 4, 2019, Global GP LLC (the “General Partner”), the general partner of Global Partners LP (the “Partnership”), and Eric S. Slifka entered into the First Amendment, effective as of December 31, 2018 (the “E. Slifka First Amendment”), to the 2018 Amended and Restated Employment Agreement, dated as of January 1, 2018 (the “2018 E. Slifka Employment Agreement”).  On the same date, the General Partner and Mr. Eric Slifka also entered into a new employment agreement, effective as of February 1, 2019 (the “E. Slifka 2019-2021 Agreement”).  In addition, on February 4, 2019, the General Partner entered into new employment agreements, effective as of January 1, 2019, with each of: (i) Mark Romaine (the “Romaine 2019-2021 Agreement”), (ii) Daphne H. Foster (the “Foster 2019-2021 Agreement”), (iii) Edward J. Faneuil (the “Faneuil 2019-2021 Agreement”), (iv) Andrew P. Slifka (the “A. Slifka 2019-2021 Agreement”), and (v) Matthew Spencer (the “Spencer 2019-2021 Agreement”).

First Amendment to 2018 Amended and Restated Employment Agreement — Eric S. Slifka

Pursuant to the E. Slifka First Amendment, the term of the 2018 E. Slifka Employment Agreement was extended through January 31, 2019 in order to allow Mr. Eric Slifka and the General Partner time to finalize the terms of the E. Slifka 2019-2021 Agreement, which became effective as of February 1, 2019 and is described in more detail below.  The E. Slifka First Amendment provided for an increase in Mr. Eric Slifka’s base salary from $800,000.00 to $1,000,000.00 on an annualized basis effective as of January 1, 2019.

The foregoing description of the E. Slifka First Amendment does not purport to be complete and is qualified in its entirety by reference to the E. Slifka First Amendment.  A copy of the E. Slifka First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreement — Eric S. Slifka

The E. Slifka 2019-2021 Agreement supersedes and replaces the 2018 E. Slifka Employment Agreement (as amended by the E. Slifka First Amendment).  Pursuant to the E. Slifka 2019-2021 Agreement, Mr. Eric Slifka will continue to serve as the President and Chief Executive Officer of the General Partner and the Partnership.

Unless earlier terminated, the E. Slifka 2019-2021 Agreement has an initial term that ends on December 31, 2021, with an automatic extension through April 15, 2022 to allow for finalization of new short-term and long-term incentive payment plans, provided that neither party has given a notice of non-renewal prior to such extension.  The E. Slifka 2019-2021 Agreement includes a confidentiality provision, which generally will continue for two years following Mr. Eric Slifka’s termination of employment.  The E. Slifka 2019-2021 Agreement also contains non-competition and non-solicitation provisions included in an annex to the E. Slifka 2019-2021 Agreement, which generally will continue for one year following Mr. Eric Slifka’s termination of employment.

The E. Slifka 2019-2021 Agreement provides for an annualized base salary of $1,000,000.00, subject to increase at any time if so determined by the Compensation Committee of the Board of Directors of the General Partner (the “Compensation Committee”).  In addition, Mr. Eric Slifka is eligible to receive a cash bonus during the term of the agreement in an amount to be determined at the discretion of the Compensation Committee.  Mr. Eric Slifka is entitled to participate in the General Partner’s short-term incentive compensation plan (as described below) and in any long-term incentive plans (as described below) made available to the General Partner’s officers or other employees.  Additionally, Mr. Eric Slifka is entitled to participate in the General Partner’s health insurance, 401(k), and such other benefit plans and programs in accordance with the General Partner’s policies and on the same general basis as other executives of the General Partner.

Upon termination of Mr. Eric Slifka’s employment for any reason, he (or his estate, as applicable) shall be paid (i) all amounts of base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of eligible business expenses, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (collectively, the “E. Slifka Accrued Obligations”).

If Mr. Eric Slifka’s employment is terminated due to his death or disability, he (or his estate, as applicable) will be paid (i) the E. Slifka Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then-applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 24 months following the date of termination.

If Mr. Eric Slifka’s employment is terminated by the General Partner without “Cause” or by Mr. Eric Slifka for reasons constituting “Constructive Termination” (each as defined in the E. Slifka 2019-2021 Agreement), he shall be paid (i) the E. Slifka Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary (increased to 300% of his base salary if Mr. Eric Slifka’s employment is terminated without Cause or Mr. Eric Slifka terminates his employment for reasons constituting Constructive Termination and such termination occurs within 12 months following a “Change in Control” (as defined in the E. Slifka 2019-2021 Employment Agreement)), plus (iii) an amount equal to 200% of the target incentive amount under the then-applicable short-term incentive plan (increased to 300% of such target incentive amount if Mr. Eric Slifka’s employment is terminated by the General Partner without Cause or Mr. Eric Slifka terminates his employment for reasons constituting Constructive Termination and such termination occurs within 12 months following a Change in Control), plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 24 months following the date of termination, plus (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Eric Slifka pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).  If Mr. Eric Slifka’s employment is terminated by the General Partner without Cause or Mr. Eric Slifka terminates his employment for reasons of Constructive Termination, but such termination does not occur within 12 months following a Change of Control, and Mr. Eric Slifka secures employment within twelve months of the date of termination, he shall repay to the General Partner one-half of the cash received from the General Partner pursuant to clauses (ii) and (iii) above.

Short-Term Cash Incentive Plan

Mr. Eric Slifka shall be eligible to receive an incentive award, for each year in which the E. Slifka 2019-2021 Agreement is in effect, in a target amount equal to 100% of his base salary, under each respective year’s Short-Term Cash Incentive Plan (each such plan, a “STIP”), and up to a maximum of 200% of Mr. Eric Slifka’s base salary.  The 2019 STIP plan design provides that 50% of Mr. Eric Slifka’s award, if any, will be determined based upon the Partnership’s achievement of financial metrics established by the Compensation Committee, and 50% of his award, if any, will be determined at the discretion of the Compensation Committee.

During the first calendar quarter of each year following 2019 in which the E. Slifka 2019-2021 Agreement is in effect, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the STIP in that particular calendar year, and (ii) a discretionary cash component for the amount of cash incentive, if any, that will be awarded under the STIP for such calendar year. Other terms applicable to the STIP incentive awards are set forth in Exhibit A to the E. Slifka 2019-2021 Agreement.

Methodology for Determining Availability of Awards to Mr. Eric Slifka under Long-Term Incentive Plan(s)

In determining whether, and to what extent and amount, an award is available for Mr. Eric Slifka under certain long-term incentive plans for a particular year, the Compensation Committee will use the methodology set forth in Exhibit B to the E. Slifka 2019-2021 Agreement.

The foregoing description of the E. Slifka 2019-2021 Agreement does not purport to be complete and is qualified in its entirety by reference to the E. Slifka 2019-2021 Agreement.  A copy of the E. Slifka 2019-2021 Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Employment Agreement — Mark Romaine

The Romaine 2019-2021 Agreement supersedes and replaces Mr. Romaine’s employment agreement with the General Partner, dated April 23, 2018.  Pursuant to the Romaine 2019-2021 Agreement, Mr. Romaine will continue to serve as the Chief Operating Officer of the General Partner and the Partnership.

Unless earlier terminated, the Romaine 2019-2021 Agreement has an initial term that ends on December 31, 2021, with an automatic extension through April 15, 2022 to allow for finalization of new short-term and long-term incentive payment plans, provided that neither party has given a notice of non-renewal prior to such extension.  The Romaine 2019-2021 Agreement includes a confidentiality provision, which generally will continue for two years following Mr. Romaine’s termination of employment.  The Romaine 2019-2021 Agreement also contains non-competition and non-solicitation provisions included in an annex to the Romaine 2019-2021 Agreement, which generally will continue for one year following Mr. Romaine’s termination of employment.

The Romaine 2019-2021 Agreement provides for an annualized base salary of $575,000.00, subject to increase at any time if so determined by the Compensation Committee.  In addition, Mr. Romaine is eligible to receive a cash bonus during the term of the agreement in an amount to be determined at the discretion of the Compensation Committee.  Mr. Romaine is entitled to participate in the General Partner’s short-term incentive compensation plan (as described below) and in any long-term incentive plans (as described below) made available to the General Partner’s officers or other employees.  Additionally, Mr. Romaine is entitled to participate in the General Partner’s health insurance, 401(k), and such other benefit plans and programs in accordance with the General Partner’s policies and on the same general basis as other executives of the General Partner.

Upon termination of Mr. Romaine’s employment for any reason, he (or his estate, as applicable) shall be paid (i) all amounts of base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of eligible business expenses, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (collectively, the “Romaine Accrued Obligations”).

If Mr. Romaine’s employment is terminated due to his death or disability, he (or his estate, as applicable) will be paid (i) the Romaine Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 18 months following the date of termination.

If Mr. Romaine’s employment is terminated by the General Partner without “Cause” or by Mr. Romaine for reasons constituting “Constructive Termination” (each as defined in the Romaine 2019-2021 Agreement), he shall be paid (i) the Romaine Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 18 months following the date of termination, plus (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Romaine pursuant to Section 4999 of the Code.

Short-Term Cash Incentive Plan

Mr. Romaine shall be eligible to receive an incentive award, for each year in which the Romaine 2019-2021 Agreement is in effect, in a target amount equal to 100% of his base salary, under each respective year’s Short-Term Cash Incentive Plan (each such plan, a “STIP”), and up to a maximum of 200% of Mr. Romaine’s base salary.  The 2019 STIP plan design provides that 50% of Mr. Romaine’s award, if any, will be determined based upon the Partnership’s achievement of financial metrics established by the Compensation Committee, and 50% of his award, if any, will be determined at the discretion of the Compensation Committee.

During the first calendar quarter of each year following 2019 in which the Romaine 2019-2021 Agreement is in effect, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the STIP in that particular calendar year, and (ii) a discretionary cash component for the amount of cash incentive, if any, that will be awarded under the STIP for such calendar year. Other terms applicable to the STIP incentive awards are set forth in Exhibit A to the Romaine 2019-2021 Agreement.

Methodology for Determining Availability of Awards to Mr. Romaine under Long-Term Incentive Plan(s)

In determining whether, and to what extent and amount, an award is available for Mr. Romaine under certain long-term incentive plans for a particular year, the Compensation Committee will use the methodology set forth in Exhibit B to the Romaine 2019-2021 Agreement.

The foregoing description of the Romaine 2019-2021 Agreement does not purport to be complete and is qualified in its entirety by reference to the Romaine 2019-2021 Agreement.  A copy of the Romaine 2019-2021 Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Employment Agreement — Daphne H. Foster

The Foster 2019-2021 Agreement supersedes and replaces Ms. Foster’s employment agreement with the General Partner dated April 23, 2018.  Pursuant to the Foster 2019-2021 Agreement, Ms. Foster will continue to serve as Chief Financial Officer of the General Partner and the Partnership.

Unless earlier terminated, the Foster 2019-2021 Agreement has an initial term that ends on December 31, 2021, with an automatic extension through April 15, 2022 to allow for finalization of new short-term and long-term incentive payment plans, provided that neither party has given a notice of non-renewal prior to such extension.  The Foster 2019-2021 Agreement includes a confidentiality provision, which generally will continue for two years following Ms. Foster’s termination of employment.  The Foster 2019-2021 Agreement also contains non-competition and non-solicitation provisions included in an annex to the Foster 2019-2021 Agreement, which generally will continue for one year following Ms. Foster’s termination of employment.

The Foster 2019-2021 Agreement provides for an annualized base salary of $500,000.00, subject to increase at any time if so determined by the Compensation Committee.  In addition, Ms. Foster is eligible to receive a cash bonus during the term of the agreement in an amount to be determined at the discretion of the Compensation Committee.  Ms. Foster is entitled to participate in the General Partner’s short-term incentive compensation plan (as described below) and in any long-term incentive plans (as described below) made available to the General Partner’s officers or other employees.  Additionally, Ms. Foster is entitled to participate in the General Partner’s health insurance, 401(k), and such other benefit plans and programs in accordance with the General Partner’s policies and on the same general basis as other executives of the General Partner.

Upon termination of Ms. Foster’s employment for any reason, she (or her estate, as applicable) shall be paid (i) all amounts of base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of eligible business expenses, and (iv) any and all other amounts, including vacation pay, that may be due to her as of the date of termination (collectively, the “Foster Accrued Obligations”).

If Ms. Foster’s employment is terminated due to her death or disability, she (or her estate, as applicable) will be paid (i) the Foster Accrued Obligations, plus (ii) a lump sum payment equal to 200% of her base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of her cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of her and her spouse and dependents, if any, for 18 months following the date of termination.

If Ms. Foster’s employment is terminated by the General Partner without “Cause” or by Ms. Foster for reasons constituting

“Constructive Termination” (each as defined in the Foster 2019-2021 Agreement), she shall be paid (i) the Foster Accrued Obligations, plus (ii) a lump sum payment equal to 200% of her base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of her cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of her and her spouse and dependents, if any, for 18 months following the date of termination, plus (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Ms. Foster pursuant to Section 4999 of the Code.

Short-Term Cash Incentive Plan

Ms. Foster shall be eligible to receive an incentive award, for each year in which the Foster 2019-2021 Agreement is in effect, in a target amount equal to 100% of her base salary under each respective year’s Short-Term Cash Incentive Plan (each such plan, a “STIP”) and up to a maximum of 200% of Ms. Foster’s base salary.  The 2019 STIP plan design provides that 50% of Ms. Foster’s award, if any, will be determined based upon the Partnership’s achievement of financial metrics established by the Compensation Committee, and 50% of her award, if any, will be determined at the discretion of the Compensation Committee.

During the first calendar quarter of each year following 2019 in which the Foster 2019-2021 Agreement is in effect, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the STIP in that particular calendar year, and (ii) a discretionary cash component for the amount of cash incentive, if any, that will be awarded under the STIP for such calendar year.  Other terms applicable to the STIP incentive awards are set forth in Exhibit A to the Foster 2019-2021 Agreement.

Methodology for Determining Availability of Awards to Ms. Foster under Long-Term Incentive Plan(s)

In determining whether, and to what extent and amount, an award is available for Ms. Foster under certain long-term incentive plans for a particular year, the Compensation Committee will use the methodology set forth in Exhibit B to the Foster 2019-2021 Agreement.

The foregoing description of the Foster 2019-2021 Agreement does not purport to be complete and is qualified in its entirety by reference to the Foster 2019-2021 Agreement.  A copy of the Foster 2019-2021 Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Employment Agreement — Edward J. Faneuil

The Faneuil 2019-2021 Agreement supersedes and replaces Mr. Faneuil’s employment agreement with the General Partner dated April 23, 2018.  Pursuant to the Faneuil 2019-2021 Agreement, Mr. Faneuil will continue to serve as the Executive Vice President and General Counsel of the General Partner and the Partnership.

Unless earlier terminated, the Faneuil 2019-2021 Agreement has an initial term that ends on December 31, 2021, with an automatic extension through April 15, 2022 to allow for finalization of new short-term and long-term incentive payment plans, provided that neither party has given a notice of non-renewal prior to such extension.  The Faneuil 2019-2021 Agreement includes a confidentiality provision, which generally will continue for two years following Mr. Faneuil’s termination of employment.  The Faneuil 2019-2021 Agreement also contains non-competition and non-solicitation provisions included in an annex to the Faneuil 2019-2021 Agreement, which generally will continue for one year following Mr. Faneuil’s termination of employment.

The Faneuil 2019-2021 Agreement provides for an annualized base salary of $500,000.00, subject to increase at any time if so determined by the Compensation Committee.  In addition, Mr. Faneuil is eligible to receive a cash bonus during the term of the agreement in an amount to be determined at the discretion of the Compensation Committee.  Mr. Faneuil is entitled to participate in the General Partner’s short-term incentive compensation plan (as described below) and in any long-term incentive plans (as described below) made available to the General Partner’s officers or other employees.  Additionally, Mr. Faneuil is entitled to participate in the General Partner’s health insurance, 401(k), and such other benefit plans and programs in accordance with the General Partner’s policies and on the same general basis as other executives of the General Partner.

Upon termination of Mr. Faneuil’s employment for any reason, he (or his estate, as applicable) shall be paid (i) all amounts of base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of eligible business expenses, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (collectively, the “Faneuil Accrued Obligations”).

If Mr. Faneuil’s employment is terminated due to his death or disability, he (or his estate, as applicable) will be paid (i) the Faneuil Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 18 months following the date of termination.

If Mr. Faneuil’s employment is terminated by the General Partner without “Cause” or by Mr. Faneuil for reasons constituting “Constructive Termination” (each as defined in the Faneuil 2019-2021 Agreement), he shall be paid (i) the Faneuil Accrued

Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 18 months following the date of termination, plus (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Faneuil pursuant to Section 4999 of the Code.

Short-Term Cash Incentive Plan

Mr. Faneuil shall be eligible to receive an incentive award, for each year in which the Faneuil 2019-2021 Agreement is in effect, in a target amount equal to 100% of his base salary under each respective year’s Short-Term Cash Incentive Plan (each such plan, a “STIP”) and up to a maximum of 200% of Mr. Faneuil’s base salary.  The 2019 STIP plan design provides that 50% of Mr. Faneuil’s award, if any, will be determined based upon the Partnership’s achievement of financial metrics established by the Compensation Committee, and 50% of his award, if any, will be determined at the discretion of the Compensation Committee.

During the first calendar quarter of each year following 2019 in which the Faneuil 2019-2021 Agreement is in effect, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the STIP in that particular calendar year, and (ii) a discretionary cash component for the amount of cash incentive, if any, that will be awarded under the STIP for such calendar year.  Other terms applicable to the STIP incentive awards are set forth in Exhibit A to the Faneuil 2019-2021 Agreement.

Methodology for Determining Availability of Awards to Mr. Faneuil under Long-Term Incentive Plan(s)

In determining whether, and to what extent and amount, an award is available for Mr. Faneuil under certain long-term incentive plans for a particular year, the Compensation Committee will use the methodology set forth in Exhibit B to the Faneuil 2019-2021 Agreement.

The foregoing description of the Faneuil 2019-2021 Agreement does not purport to be complete and is qualified in its entirety by reference to the Faneuil 2019-2021 Agreement.  A copy of the Faneuil 2019-2021 Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Employment Agreement — Andrew P. Slifka

The A. Slifka 2019-2021 Agreement supersedes and replaces Mr. Andrew Slifka’s employment agreement with the General Partner dated April 23, 2018.  Pursuant to the A. Slifka 2019-2021 Agreement, Mr. Andrew Slifka will continue to serve as the Executive Vice President of the General Partner and the President of the Gasoline Distribution and Station Operations (“GDSO”) Division of the Partnership.

Unless earlier terminated, the A. Slifka 2019-2021 Agreement has an initial term that ends on December 31, 2021, with an automatic extension through April 15, 2022 to allow for finalization of new short-term and long-term incentive payment plans, provided that neither party has given a notice of non-renewal prior to such extension.  The A. Slifka 2019-2021 Agreement includes a confidentiality provision, which generally will continue for two years following Mr. Andrew Slifka’s termination of employment.  The A. Slifka 2019-2021 Agreement also contains a non-competition and non-solicitation provisions included in an annex to the A. Slifka 2019-2021 Agreement, which generally will continue for one year following Mr. Andrew Slifka’s termination of employment.

The A. Slifka 2019-2021 Agreement provides for an annualized base salary of $475,000.00, subject to increase at any time if so determined by the Compensation Committee.  In addition, Mr. Andrew Slifka is eligible to receive a cash bonus during the term of the agreement in an amount to be determined at the discretion of the Compensation Committee.  Mr. Andrew Slifka is entitled to participate in the General Partner’s short-term incentive compensation plan (as described below) and in any long-term incentive plans (as described below) made available to the General Partner’s officers or other employees.  Additionally, Mr. Andrew Slifka is entitled to participate in the General Partner’s health insurance, 401(k), and such other benefit plans and programs in accordance with the General Partner’s policies and on the same general basis as other executives of the General Partner.

Upon termination of Mr. Andrew Slifka’s employment for any reason, he (or his estate, as applicable) shall be paid (i) all amounts of base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of eligible business expenses, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (collectively, the “A. Slifka Accrued Obligations”).

If Mr. Andrew Slifka’s employment is terminated due to his death or disability, he (or his estate, as applicable) will be paid (i) the A. Slifka Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 24 months following the date of termination.

If Mr. Andrew Slifka’s employment is terminated by the General Partner without “Cause” or by Mr. Andrew Slifka for reasons constituting “Constructive Termination” (each as defined in the A. Slifka 2019-2021 Agreement), he shall be paid (i) the A. Slifka

Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 24 months following the date of termination, plus (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Andrew Slifka pursuant to Section 4999 of the Code.

Short-Term Cash Incentive Plan

Mr. Andrew Slifka shall be eligible to receive an incentive award, for each year in which the A. Slifka 2019-2021 Agreement is in effect, in a target amount of $335,000.00, subject to increase for STIP plan years after 2019 as may be determined by the Compensation Committee (the “A. Slifka STIP Target Amount”), under each respective year’s Short-Term Cash Incentive Plan (each such plan, a “STIP”) and up to a maximum of 200% of the then applicable A. Slifka STIP Target Amount.  The 2019 STIP plan design provides that 50% of Mr. Andrew Slifka’s award, if any, will be determined based upon the Partnership’s achievement of financial metrics established by the Compensation Committee, and 50% of his award, if any, will be determined at the discretion of the Compensation Committee.

During the first calendar quarter of each year following 2019 in which the A. Slifka 2019-2021 Agreement is in effect, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the STIP in that particular calendar year, and (ii) a discretionary cash component for the amount of cash incentive, if any, that will be awarded under the STIP for such calendar year.  Other terms applicable to the STIP incentive awards are set forth in Exhibit A to the A. Slifka 2019-2021 Agreement.

Methodology for Determining Availability of Awards to Mr. Andrew Slifka under Long-Term Incentive Plan(s)

In determining whether, and to what extent and amount, an award is available for Mr. Andrew Slifka under certain long-term incentive plans for a particular year, the Compensation Committee will use the methodology set forth in Exhibit B to the A. Slifka 2019-2021 Agreement.

The foregoing description of the A. Slifka 2019-2021 Agreement does not purport to be complete and is qualified in its entirety by reference to the A. Slifka 2019-2021 Agreement.  A copy of the A. Slifka 2019-2021 Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Employment Agreement — Matthew Spencer

Pursuant to the Spencer 2019-2021 Agreement, Mr. Spencer will continue to serve as the Chief Accounting Officer of the General Partner and the Partnership.

Unless earlier terminated, the Spencer 2019-2021 Agreement has an initial term that ends on December 31, 2021, with an automatic extension through April 15, 2022 to allow for finalization of new short-term and long-term incentive payment plans, provided that neither party has given a notice of non-renewal prior to such extension.  The Spencer 2019-2021 Agreement includes a confidentiality provision, which generally will continue for two years following Mr. Spencer’s termination of employment.  The Spencer 2019-2021 Agreement also contains non-competition and non-solicitation provisions included in an annex to the Spencer 2019-2021 Agreement, which generally will continue for one year following Mr. Spencer’s termination of employment.

The Spencer 2019-2021 Agreement provides for an annualized base salary of $275,000.00, subject to increase at any time if so determined by the Compensation Committee.  In addition, Mr. Spencer is eligible to receive a cash bonus during the term of the agreement in an amount to be determined at the discretion of the Compensation Committee.  Mr. Spencer is entitled to participate in the General Partner’s short-term incentive compensation plan (as described below) and in any long-term incentive plans (as described below) made available to the General Partner’s officers or other employees.  Additionally, Mr. Spencer is entitled to participate in the General Partner’s health insurance, 401(k), and such other benefit plans and programs in accordance with the General Partner’s policies and on the same general basis as other executives of the General Partner.

Upon termination of Mr. Spencer’s employment for any reason, he (or his estate, as applicable) shall be paid (i) all amounts of base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of eligible business expenses, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (collectively, the “Spencer Accrued Obligations”).

If Mr. Spencer’s employment is terminated due to his death or disability, he (or his estate, as applicable) will be paid (i) the Spencer Accrued Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 18 months following the date of termination.

If Mr. Spencer’s employment is terminated by the General Partner without “Cause” or by Mr. Spencer for reasons constituting “Constructive Termination” (each as defined in the Spencer 2019-2021 Agreement), he shall be paid (i) the Spencer Accrued

Obligations, plus (ii) a lump sum payment equal to 200% of his base salary, plus (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, plus (iv) acceleration of vesting of his cash and equity interests in certain long-term incentive plans, plus (v) payment of group health and similar insurance premiums on behalf of him and his spouse and dependents, if any, for 18 months following the date of termination, plus (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Spencer pursuant to Section 4999 of the Code.

Short-Term Cash Incentive Plan

Mr. Spencer shall be eligible to receive an incentive award, for each year in which the Spencer 2019-2021 Agreement is in effect, in a target amount of $200,000.00 subject to increase for STIP plan years after 2019 as may be determined by the Compensation Committee (the “M. Spencer STIP Target Amount”), under each respective year’s Short-Term Cash Incentive Plan (each such plan, a “STIP”) and up to a maximum of 200% of the then applicable M. Spencer STIP Target Amount.  The 2019 STIP plan design provides that 50% of Mr. Spencer’s award, if any, will be determined based upon the Partnership’s achievement of financial metrics established by the Compensation Committee, and 50% of his award, if any, will be determined at the discretion of the Compensation Committee.

During the first calendar quarter of each year following 2019 in which the Spencer 2019-2021 Agreement is in effect, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the STIP in that particular calendar year, and (ii) a discretionary cash component for the amount of cash incentive, if any, that will be awarded under the STIP for such calendar year.  Other terms applicable to the STIP incentive awards are set forth in Exhibit A to the Spencer 2019-2021 Agreement.

Methodology for Determining Availability of Awards to Mr. Spencer under Long-Term Incentive Plan(s)

In determining whether, and to what extent and amount, an award is available for Mr. Spencer under certain long-term incentive plans for a particular year, the Compensation Committee will use the methodology set forth in Exhibit B to the Spencer 2019-2021 Agreement.

The foregoing description of the Spencer 2019-2021 Agreement does not purport to be complete and is qualified in its entirety by reference to the Spencer 2019-2021 Agreement.  A copy of the Spencer 2019-2021 Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d)	Exhibit

10.1*	First Amendment to 2018 Amended and Restated Employment Agreement effective as of December 31, 2018, by and between Global GP LLC and Eric S. Slifka
10.2*	Employment Agreement effective as of February 1, 2019, by and between Global GP LLC and Eric S. Slifka
10.3*	Employment Agreement effective as of January 1, 2019, by and between Global GP LLC and Mark Romaine
10.4*	Employment Agreement effective as of January 1, 2019, by and between Global GP LLC and Daphne H. Foster
10.5*	Employment Agreement effective as of January 1, 2019, by and between Global GP LLC and Edward J. Faneuil
10.6*	Employment Agreement effective as of January 1, 2019, by and between Global GP LLC and Andrew P. Slifka
10.7*	Employment Agreement effective as of January 1, 2019, by and between Global GP LLC and Matthew Spencer

*  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: February 4, 2019		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary